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                                                                   EXHIBIT 23.1


              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

         We consent to the reference to our firm under the caption "Experts" and to the use of our reports on Abgenix, Inc. and Xenotech, L.P. dated January 22, 1999 in Post-Effective Amendment No. 4 to the Registration Statement (Form S-1 on Form S-3) of Abgenix, Inc. for the registration of 1,146,300 shares of its common stock.

                                         /s/ ERNST & YOUNG LLP

Palo Alto, California
August 13, 1999